Security Cash Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated March 13, 2009
to Prospectus Dated October 20, 2008

On February 26, 2009, the Board of Directors (the "Board") approved the reorganization of Security Cash Fund ("Cash Fund") into the Rydex U.S. Government Money Market Fund ("Rydex Money Market") (the "Reorganization"), as indicated in the chart below:

Acquired Fund	Acquiring Fund
Security Cash Fund	Rydex U.S. Government Money Market Fund

The Board approved the Reorganization because it believes the Reorganization is in the best interest of Cash Fund and its shareholders and will not dilute the interests of shareholders. The Reorganization will be submitted to a vote of the shareholders of Cash Fund at a meeting to be held on or about June 19, 2009. In advance of the meeting, a combined proxy statement/prospectus describing Rydex Money Market and the proposed Reorganization will be mailed to shareholders of record as of April 20, 2009.

If the Reorganization is approved by the shareholders of Cash Fund and certain other conditions are satisfied, the assets and liabilities of Cash Fund will be transferred to Rydex Money Market, and shareholders of Cash Fund will become shareholders of Rydex Money Market. Cash Fund shareholders will receive shares of Rydex Money Market, having an equivalent net asset value to their investments in Cash Fund, in exchange for their shares of Cash Fund. If the Reorganization is approved by shareholders of Cash Fund, it is expected that the reorganization would occur effective as of the close of business on or about July 10, 2009.

Please Retain This Supplement for Future Reference